BCTD Conference April 2011
TRANSCRIPT

TEXT SCREEN: AFL-CIO Housing Investment Trust, Building & Construction Trades Department Legislative Conference, Delegates Speak with HIT’s Lesyllee White & Rod DuChemin, April 2011

TEXT SCREEN: James Boland, President, International Union of Bricklayers and Allied Crafts

VIDEO IMAGE: James Boland standing in front of background with images of union workers

Mr. Boland (speaking onscreen): We’re glad to give the support of the Bricklayers and HIT’s doing a great job providing - creating 10,000 new jobs last year with a good return on investment.  They’ve targeted 5,000 more for this year.  We really appreciate the effort they make.  Jobs are scarce at the moment and we need them.  So we need more people doing what HIT is doing, and we appreciate their efforts very much.

TEXT SCREEN: Gregory Hunt, Business Agent, Heat & Frost Insulators Local 19, Milwaukee

VIDEO IMAGE: Gregory Hunt standing in front of background with images of union workers and the words “union jobs”

Mr. Hunt (speaking onscreen): Well, it’s very good. It’s an all-union job and it’s (unintelligible) but we need it in Milwaukee downtown, because it’s been slow. So it’s going to be just great.

TEXT SCREEN: Jeff Aboussie, Executive Secretary-Treasurer, St. Louis BCTC

VIDEO IMAGE: Jeff Aboussie standing in front of background with images of union workers

Mr. Aboussie (speaking onscreen): At a time like this when we’ve been suffering with some great economic depression, AFL Hit has definitely provided the jobs  at this crucial time to put our members back to work. So the timing couldn’t have been any more perfect in the St. Louis market right now.

TEXT SCREEN: Daniel Woodall, President, Laborers District Council, Metro Area, Philadelphia & Vicinity

VIDEO IMAGE: Daniel Woodall standing with Lesyllee White in a room with doors, a conference poster and people walking around in the background

Mr. Woodall (speaking onscreen): We felt this was the time to get into residential investment, and if we were going to get into any, it should be AFL-CIO, which is part of the union family. Not only are the returns looking good, but it’s a double return with union jobs. And without the union jobs, we don’t have contributions going into the plan to be able to pay benefits or make investments. So it’s a double benefit.

TEXT SCREEN: Kevin L. Cotter, Secretary-Treasurer, Plumbers Local 12, Boston

VIDEO IMAGE: Kevin L. Cotter standing in front of background with images of union workers

Mr. Cotter (speaking onscreen): We’ve been very happy to invest with the AFL-CIO Housing Investment Trust over the years. Currently, I think we have three projects in Boston – Boston Housing Authority Projects – that, in this economy, are really very important to us, because we really need the work. We’re happy with the fund, and we’re getting good investment return for our pension funds. So we’re very, very happy to be with AFL-CIO Housing Investment Trust.

TEXT SCREEN: Michael Theriault, Secretary-Treasurer, San Francisco BCTC

VIDEO IMAGE: Michael Theriault standing in front of background with images of union workers and the words “union jobs”

Mr. Theriault (speaking onscreen): Your timing couldn’t possibly be better. The residential market, which was a big market for us in San Francisco, actually – the multifamily market, had crashed. It was coming back in the form of rentals first, rather than as units for sale. And your investment at Arc Light, at Potrero Launch, and now at 333 Harrison has been absolutely essential. We’re looking forward to actually having some work in that part, this year, thanks to you.

VIDEO IMAGE: Rod DuChemin, Lesyllee White and Lew Candura standing in a room with doors, a conference poster and people walking around in the background.

Mr. DuChemin (speaking onscreen): We’ve had a lot of support from you guys, and nothing generates support like jobs. And the more jobs we get, the more support we get. So, we’re very much interested in coming back.

TEXT SCREEN: Lew Candura, Business Agent, Sprinkler Fitters Local 696, New Jersey

Mr. Candura (speaking onscreen): The best part about – the whole thing – we can guarantee, 100%, that every job on that project will be union. We can’t – even with PLAs today, we have exceptions to the rule. With an AFL Housing Trust, we’ve never had that problem – not one.

Mr. DuChemin (speaking onscreen):We appreciate your support.

Mr. Candura (speaking onscreen):  All right, thank you very much.

Mr. DuChemin (speaking onscreen):Thank you.

TEXT SCREEN: AFL-CIO Housing Investment Trust ©2011

TEXT SCREEN:

Investors should consider the Housing Investment Trust’s (HIT) investment objectives, risks and expenses carefully before investing.

A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department, collect, at 202-331-8055 or by viewing the HIT’s website at www.aflcio-hit.com.

The prospectus should be read carefully before investing.

VOICEOVER (read over above text screen):

Investors should consider the Housing Investment Trust’s investment objectives, risks and expenses carefully before investing.

A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department, collect, at 202-331-8055 or by viewing the HIT’s website at www.aflcio-hit.com.

The prospectus should be read carefully before investing.